UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 03, 2023

BROWN & BROWN, INC.

(Exact name of registrant as specified in its charter)

Florida	001-13619	59-0864469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 North Beach Street
Daytona Beach, Florida		32114
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (386) 252-9601

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 3, 2023, the Company held its Annual Meeting of Shareholders (the “Meeting”). Proxies for the Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 283,698,194 shares were outstanding and entitled to vote as of February 27, 2023 (the record date for the Meeting). Of this amount 260,030,111 shares, representing approximately 92% of the total number of shares outstanding, were represented in person or by proxy, constituting a quorum for the transaction of business, and were voted at the Meeting.

At the Meeting, shareholders elected J. Hyatt Brown, J. Powell Brown, Lawrence L. Gellerstedt III, James C. Hays, Theodore J. Hoepner, James S. Hunt, Toni Jennings, Timothy R.M. Main, Jaymin B. Patel, H. Palmer Proctor, Jr., Wendell S. Reilly, and Chilton D. Varner to serve as directors until the next annual meeting of shareholders and until their respective successors are elected and qualified.

The table below sets out the number of votes cast for, and votes withheld from, each director:

Directors	Votes For	Votes Withheld	Broker Non-Votes

J. Hyatt Brown	221,938,176	19,095,209	18,996,726
J. Powell Brown	237,889,979	3,143,406	18,996,726
Lawrence L. Gellerstedt III	239,861,011	1,172,374	18,996,726
James C. Hays	227,750,678	13,282,707	18,996,726
Theodore J. Hoepner	217,114,105	23,919,280	18,996,726
James S. Hunt	238,333,700	2,699,685	18,996,726
Toni Jennings	225,834,526	15,198,859	18,996,726
Timothy R.M. Main	236,482,882	4,550,503	18,996,726
Jaymin B. Patel	240,430,889	602,496	18,996,726
H. Palmer Proctor, Jr.	204,181,080	36,852,305	18,996,726
Wendell S. Reilly	215,365,807	25,667,578	18,996,726
Chilton D. Varner	218,143,156	22,890,229	18,996,726

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2023. Of the shares voted, 250,157,671 voted in favor, 9,641,491 voted against and 230,949 abstained.

The shareholders approved, on an advisory basis, the compensation of the Named Executive Officers. Of the shares voted, 227,373,190 voted in favor, 9,955,864 voted against and 3,704,327 abstained. There were also 18,996,730 broker non-votes.

The shareholders approved, on an advisory basis, one year as the interval at which an advisory vote on the compensation of the Named Executive Officers will be conducted. Of the shared voted, 237,287,440 voted in favor of a one-year interval, 525,147 voted in favor of a two-year interval, 2,763,741 voted in favor of a three-year interval, and 457,050 abstained. There were also 18,996,733 broker non-votes.

At its May 3, 2023 meeting, the Company’s Board of Directors considered the outcome of the shareholder vote and determined that the Say-on-Pay vote will continue to occur on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN & BROWN, INC.
(Registrant)
Date:	May 4, 2023	By:	/s/ Anthony M. Robinson
Anthony M. Robinson Secretary